EXHIBIT 10

                U. S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION

1. MODIFICATION NO.:M010        TO CONTRACT/ORDER NO.:   072368-96-B-0741
2  a. DATE ISSUED:  04/15/99    b. REQUEST NO.:  99-02580
   c. FINANCE NO:   072368      SSN/TIN:  16-1068506

3. CONTRACTOR:                  4. ISSUED BY:
   ROY GLOSSER                     U S POSTAL SERVICE
   AMERICAN LOCKER SECURITY        PURCHASING & MATLS SERVICE CENTER
   PO BOX 489                      3300 S PARKER RD SUITE 400
   JAMESTOWN  NY 14702-0489        AURORA CO  80014-3500
   (800) 828-9118                  FOR INFORMATION CALL:
                                   Patricia D. Kain
                                   303/369-1248
                                   pkain@usps.gov
                                   ACO CODE: 072368

The above number contract/order is modified as set forth in Block 6, by supplement agreement entered into pursuant to authority of the Contracting Officer. The contractor is required to sign and return one copy of this modification to the Issuing Office.

6. DESCRIPTION OF MODIFICATION:

   REFERENCE:  NATIONAL CONTRACTS - CENTRAL DELIVERY EQUIPMENT

   1. This contract is extended for a one year term from 04/15/99 through 04/14/2000.
   2. New Pricing, as listed on Page 2, is effective 04/15/1999.
   3. The following items are deleted from the contract effective 09/11/1999:
            Item 04, NDCBU Type I
            Item 05, NDCBU Type II
            Item 06, NDCBU Type III
            Item 08a, NDCBU Pedestal

   Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA  X  is not     , is changed, see
                         ---        ---
   Previous Grand Total:
   Value of Modification:
   New Grand Total:

   The  supplier X is not     is required to sign and return an original and
                ---       ---                                                ---
   copy(ies) of this modification to the issuing Office (See Block 4).

8. SIGNATURES:  SUPPLIER                        U.S. POSTAL SERVICE

   /s/ Roy J. Glosser      4/14/98              /s/ Patricia D. Kain     4/14/98
   ---------------------------------------      --------------------------------
   Signature               Date                 Signature             Date

   Roy J. Glosser                               Patricia D. Kain
   ---------------------------------------      --------------------------------
   Name of Person Authorized to Sign Title      Contracting Officer




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CONTRACT/ORDER MODIFICATION DESCRIPTION - Continuation Page 2 of 2 Pages

1. MODIFICATION NO.: 010      CONTRACT/ORDER/AGREEMENT: 072368-96-B-0741

3. DESCRIPTION OF MODIFICATION

   NEW PRICING EFFECTIVE 04/15/1999

   ITEM 01:       CBU TYPE I        $861.00
   ITEM 02:       CBU TYPE II       $892.00
   ITEM 03:       CBU TYPE III      $923.00
   ITEM 07:       OPL               $244.00


   PRICING FOR THE FOLLOWING ITEMS REMAINS THE SAME:

   ITEM 08:       REPLACEMENT PEDESTALS

   ITEM 08b:      OPL               $ 75.00

   ITEM 08c:      CBU TYPE I        $110.00
                  CBU TYPE II       $150.00
                  CBU TYPE III      $110.00




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